EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the quarterly report on Form 10-Q of Colonial Commercial Corp. (the "Company") for the three months and six months ended June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Bernard Korn, Chief Executive Officer of the Company, certify, pursuant to section 18 U.S.C. 1350 as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

         (1)      The Report fully complies with the requirements of
                  section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



  By: /S/ BERNARD KORN
  ------------------------------------
  Name:  BERNARD KORN
  Chief Executive Officer



  August       , 2004